Exhibit 32

SECTION 1350 CERTIFICATION

        The undersigned certify that:

(1)     The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the accompanying Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 3, 2004	/s/ Scott F. Drill

Scott F. Drill
President and
Chief Executive Officer (Principal Executive Officer)

Date: August 3, 2004	/s/ Denni J. Lester

Denni J. Lester
Vice President, Finance and
Chief Financial Officer (Principal Financial Officer)